Environmental Rehabilitation Provision	12 Months Ended
Dec. 31, 2020
Disclosure Of Environmental Rehabilitation Provision [Abstract]
Environmental Rehabilitation Provision [Text Block]
6.	Environmental Rehabilitation Provision

Details of the Environmental Rehabilitation Provision are as follows:
	Year ended December 31,
	2020	2019
Environmental Rehabilitation Provision - beginning of period	$52,525	$61,107
Change in estimate	(2,315)	(9,912)
Liabilities discharged	(543)	(742)
Accretion expense	2,083	2,072
Environmental Rehabilitation Provision - end of period	51,750	52,525
Less current portion	(893)	(1,276)
Non-current portion	$50,857	$51,249

Federal, state and local laws and regulations concerning environmental protection affect the Company's assets.  As part of the consideration for the asset acquisitions from Cliffs (see Note 4), the Company indemnified Cliffs for reclamation and remediation obligations of the acquired property.  The Company's provisions are based upon existing laws and regulations.  It is not currently possible to estimate the impact on operating results, if any, of future legislative or regulatory developments.

The Company's best estimate of the environmental rehabilitation provision as at December 31, 2020 was $51.750 million (December 31, 2019 - $52.525 million) based on estimated cash flows required to settle this obligation in present day costs of $67.597 million (December 31, 2019 - $70.480 million), a projected inflation rate of 2.0% (December 31, 2019 - 2.2%), a market risk-free nominal interest rate of 3.7% (December 31, 2019 - 4.0%) and expenditures expected to occur over a period of approximately 30 years.  During 2019, the Company changed its estimate for determining the discount rate in order to better reflect the expected rates over the period of future cash flows.  This change in estimate resulted in a $9.9 million decrease to the environmental rehabilitation provision during 2019 and was accounted for prospectively as a change in accounting estimate in accordance with IAS 8, Accounting Policies, Changes in Accounting Estimates, and Errors.  The carrying value of the provision is sensitive to the estimates and assumptions used in its measurement.  If the discount rate had been 1% lower than management's estimate, the liability would have increased by $8.2 million as at December 31, 2020 and conversely, if the discount rate had been 1% higher than management's estimate, the liability would have decreased by $6.6 million as at December 31, 2020.

On November 1, 2018, the Company received the Permit to Mine and certain other permits for the Project from the MDNR which included a schedule for financial assurance obligations, including required cash contributions to a trust fund. The Company has satisfied its current financial assurance obligations primarily by establishing and contributing $10.0 million in restricted deposits to a trust fund and providing $65.0 million in surety bonds and letters of credit, with the MDNR as the beneficiary in each case. Financial assurance obligations are reviewed annually based on the Company's planned reclamation activities, with the total assurance and related financial instruments adjusted accordingly. The Company may terminate these financial instruments, partially or in full, only upon fulfilling site reclamation requirements and receiving approval from the MDNR.  Future required cash contributions to the trust fund are $2.0 million per year beginning in the first year of mining operations and continue until the eighth year after which annual contributions will be prorated based on the expected reclamation obligation at the end of mining.  In addition, the Company provided Cliffs with a $13.4 million letter of credit to satisfy requirements under the asset acquisition agreements and related obligations.  There were no changes in the financial assurance obligations during 2020.  As at December 31, 2020, the trust fund balance was $12.725 million (December 31, 2019 - $11.198 million).